Exhibit 31.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002


I, AL Kennedy, certify that:

       1. 	I have reviewed this Form 10-Q of
Illusion Digital Systems, Inc. (the "Company");

       2. 	Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

       3. 	Based on my knowledge, the
financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods present in this report;

	4. 	The Company's other certifying
officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-
15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-
15(f)) for the Company and have:

       (a)           Designed such disclosure
controls and procedures, or caused such
disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       (b)           Designed such internal
control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

       (c)           Evaluated the effectiveness
of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

       (d) Disclosed in this report any
change in the Company's internal control over financing reporting that occurred during the Company's most recent fiscal quarter (the
Company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

       5. 	The Company's other certifying
officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

       (a) 	All significant deficiencies
and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

	(b) 	Any fraud, whether or not
material, that involved management or other employees who have a significant role in the Company's internal control over financial reporting.


Dated: August 18, 2008

/s/ AL Kennedy
AL Kennedy
President
(Principal Financial Officer)